UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 17, 2009

THE CHILDREN’S PLACE RETAIL STORES, INC.

(Exact Name of Registrants as Specified in Their Charters)

Delaware

 (State or Other Jurisdiction of Incorporation)

0-23071	31-1241495
(Commission File Number)	(IRS Employer Identification No.)

915 Secaucus Road, Secaucus, New Jersey	07094
(Address of Principal Executive Offices)	(Zip Code)

(201) 558-2400

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01      Entry Into a Material Definitive Agreement.

On March 17, 2009, The Children's Place Retail Stores, Inc. (the "Company"), completed a series of transactions pursuant to which, among other things, the Company, through its indirect wholly-owned subsidiary, The Children's Place Services Company, LLC ("TCP Services"), has agreed to rent approximately 119,979 square feet of office space located at 500 Plaza Drive, Secaucus, New Jersey (the "Plaza Drive Space") pursuant to the terms of a lease agreement (the "Plaza Drive Lease"), effective as of March 12, 2009, between TCP Services and 500 Plaza Drive Corp. (the "Landlord").  The Company plans to move its corporate headquarters to the Plaza Drive Space in the Fall of 2009.

The term of the Plaza Drive Lease commences on June 1, 2009 and expires on May 31, 2029; provided, however, that the Company has a one-time right, subject to the satisfaction of certain conditions, including payment of a termination fee of $3,000,000, to terminate the Plaza Drive Lease on June 1, 2024.  The Company also has an option to extend the term of the Plaza Drive Lease for one period of five years following the expiration of the initial term with a rent equal to the then-fair market value.

Under the Plaza Drive Lease, the Company is obligated to pay in equal monthly installments a fixed rent at the annual rate of: (i) approximately $3,299,423 for the period from June 1, 2009 through May 31, 20014; (ii) $3,539,381 for the period from June 1, 2014 until May 31, 2019; (iii) $3,719,349 for the period from June 1, 2019 until May 31, 2024; and (iv) $4,019,297 from June 1, 2024 until May 31, 2029.

The Company has agreed to unconditionally and absolutely guarantee (the "Guaranty") the payment of the rent, additional charges and any other moneys due or which may become due pursuant to the terms of the Plaza Drive Lease, and the due and punctual performance and observance by TCP Services of all the terms, covenants and conditions of the Plaza Drive Lease.  In order to permit the Company to enter into the Guaranty and to permit TCP Services to enter into the Plaza Drive Lease and the Termination Agreements (as defined in Item 1.02 below), each of (i) the Credit Agreement, dated as of July 31, 2009, among the Company and TCP Services, as borrowers, and The Children’s Place (Virginia), LLC, The Children’s Place Canada Holdings, Inc., thechildrensplace.com, inc. and Twin Brook Insurance Company, Inc., as guarantors, on the one hand, and Wells Fargo Retail Finance, LLC, as administrative agent, collateral agent and swing line lender, and the lenders named therein, on the other hand, and the Note Purchase Agreement, dated as of July 31, 2008, among the Company, as borrower, and TCP Services, The Children’s Place (Virginia), LLC, The Children’s Place Canada Holdings, Inc., thechildrensplace.com, inc. and Twin Brook Insurance Company, Inc., as the guarantors, on the one hand, and Sankaty Advisors, LLC, as collateral agent, Crystal Capital Fund Management, L.P., as syndication agent, and the note purchasers named therein, on the other hand, was amended (collectively, the "Amendments").

The description of each of the Plaza Drive Lease, the Guaranty and the Amendments set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of thereof, a copy of which will be filed as an exhibit to the Company's Annual Report on Form 10-K for the fiscal year ended January 31, 2009.  A copy of the press release pursuant to which the Company announced its entrance into the Plaza Drive Lease and plans to move its corporate headquarters to the Plaza Drive Space is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 1.02       Termination of a Material Definitive Agreement.

In connection with the Company's plans to move its corporate headquarters to the Plaza Drive Space, as discussed in Item 1.01 above, (i) TCP Services and Hartz Mountain Metropolitan, an affiliate of the Landlord ("Hartz Metropolitan"), terminated the Agreement of Lease, dated May 3, 2006, as amended, modified and supplemented (the "Emerson Lane Lease"), relating to general office, showroom and ancillary spaces located at 2 Emerson Lane, Secaucus, New Jersey, pursuant to the terms of a Lease Termination Agreement (the "Emerson Lane Termination Agreement"), effective as of March 12, 2009; and (ii) TCP Services  and Hartz Mountain Associates, an affiliate of the Landlord ("Hartz Associates"), terminated the Agreement of Lease, dated June 30, 1998, as amended, modified and supplemented (the "Secaucus Road Lease"), relating to office and warehouse space, including the Company's corporate headquarters, located at 915 Secaucus Road, Secaucus, New Jersey, pursuant to a Lease Termination Agreement (the "Secaucus Road Termination Agreement" and together with the Emerson Lane Termination Agreement, the "Termination Agreements"), effective as of March 12, 2009.

Pursuant to the Emerson Lane Termination Agreement, the Company and Hartz Metropolitan have agreed to terminate the Emerson Lane Lease as of May 31, 2009.  In connection with the execution and delivery of the Emerson Lane Termination Agreement, the Company has agreed to pay Hartz Metropolitan $650,000, as an additional charge under the lease, representing the balance due to Hartz Metropolitan in connection with the completion of the construction of parking garage.  In consideration for the termination of the Emerson Road Lease, the Company has agreed to pay Hartz Metropolitan a termination fee in the amount of $2,250,000, $1,250,000 of which was payable upon execution and delivery of the Emerson Lane Termination Agreement and the remaining 1,000,000 of which is payable on or before January 10, 2010.  As a security for the payment of the installment due on or before January 10, 2010, the Company is required to deliver to Hartz Metropolitan a letter of credit in the amount of $1,000,000, pending payment of such installment.

Pursuant to the Secaucus Road Termination Agreement, the Company and Hartz Associates have agreed to terminate the Secaucus Road Lease as of Janaury 31, 2010; provided, however, that the Company shall not be obligated to pay the fixed rent thereunder from February 1, 2009 through the remainder of the term for so long as the Company is not in default under the Plaza Drive Lease.  In consideration for the termination of the Secaucus Road Lease, the Company has agreed to pay Hartz Associates a termination fee in the amount of $3,500,000, 50% of which was payable upon execution and delivery of the Secaucus Road Termination Agreement and the remaining 50% of which is payable three months from the date thereof.

A copy of the press release pursuant to which the Company announced the termination of the Emerson Lane Lease and the Secaucus Road Lease is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 2.02       Results of Operations and Financial Condition

On March 19, 2009, the Company issued a press release containing results for the Company's fourth quarter and fiscal year ended January 31, 2009.  A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this report is being furnished pursuant to Item 2.02 of Form 8-K, insofar as it discloses historical information regarding the Company's results of operations and financial condition as of and for the fourth quarter and fiscal year ended January 31, 2009.  In accordance with General Instructions B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 2.03      Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Reference is made to the description of the Plaza Drive Lease under Item 1.01 of this Current Report on Form 8-K.

Item 9.01       Financial Statement and Exhibits.

(d)	Exhibits

	Exhibit 99.1	Press release, dated March 19, 2009 (Exhibit 99.1 is furnished as part of this Current Report on Form 8-K).

Forward Looking Statements

This Current Report on Form 8-K, including Exhibit 99.1, contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements typically are identified by use of terms such as “may,” “will,” “should,” “plan,” “expect,” “anticipate,” “estimate” and similar words, although some forward-looking statements are expressed differently.  Forward-looking statements represent our management’s judgment regarding future events.  Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct.  All statements other than statements of historical fact included in this Current Report on Form 8-K are forward-looking statements.  The Company cannot guarantee the accuracy of the forward-looking statements, and you should be aware that the Company’s actual results could differ materially from those contained in the forward-looking statements due to a number of factors, including the statements under the heading “Risk Factors” contained in the Company’s filings with the Securities and Exchange Commission.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHILDREN’S PLACE RETAIL STORES, INC.

Date: March 19, 2009	By:	/s/ Susan J. Riley
Name: Susan J. Riley
Title: Executive Vice President, Finance and Administration